UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2017

Point.360
(Exact name of registrant as specified in its charter)

California	001-33468	01-0893376
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2701 Media Center Drive Los Angeles, CA 90065		91504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (323) 987-9405

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 10, 2017 (the “Petition Date”), Point.360 (the “Company”) filed a voluntary petition (the “Bankruptcy Petition”) and the case commenced thereby (the “Chapter 11 Case”) under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of California (the “Court”) under the caption Point.360, a California Corporation (Case No. 2:17-bk-22432-WB). In connection with the filing, on December 14, 2017, the Company entered into a DIP Postpetition Financing Addendum (the “Addendum”) to the Amended and Restated Loan and Security Agreement, dated as of July 13, 2016, and Assignment and Assumption of Financing and Financing Documents, dated as of July 13, 2016 (collectively, as amended, modified, restated, and supplemented prior to the petition, the “Loan Agreement”) between Austin Financial Services, Inc. (“Austin”) and the Company. On December 22, 2017, the Bankruptcy Court formally approved the DIP Facility (defined below). The Addendum amends the Loan Agreement (as so amended, the "DIP Credit Agreement"). The DIP Credit Agreement provides for, among other things, (i) a senior secured debtor-in-possession asset-based revolving facility in an aggregate principal amount of $3,000,000 (the "DIP Facility") to refinance the credit facility provided under the Loan Agreement, and (ii) certain other amendments to the Loan Agreement. Subject to certain limitations, the DIP Facility will provide financing up to the lesser of (x) $3,000,000 or (y) a borrowing base calculated with reference to specified percentages of the eligible trade receivables of the Company, which availability may be reduced by Austin in its reasonable discretion. Under the DIP Facility, revolving loans may be drawn, repaid and re-borrowed up to such maximum borrowing amount. In accordance with the terms of the DIP Credit Agreement, proceeds of the DIP Facility will be used to fund general working capital needs and/or pay fees, expenses, and costs incurred in connection with the DIP Credit Agreement and the Company’s Chapter 11 Case.

The DIP Facility matures on October 31, 2018 or, if prior thereto, the earliest of, among other things, the effective date of a plan of reorganization, consummation of a sale of all or substantially all the assets of the Company, conversion of a Chapter 11 case of any Debtor to a Chapter 7 case. Interest on outstanding loans under the DIP Facility is equal to the Prime Rate plus 1.5%, and a monthly management fee of 0.65% (7.8% annually).

All obligations of the Company under the DIP Credit Agreement and related loan documents are secured by first priority perfected security interests in all personal and real property of the Company. The Company is subject to customary limitations on its ability to, among other things, incur debt, pay dividends and make distributions, undergo fundamental changes, make investments and enter into joint ventures, dispose of assets and prepay or repay debt. There are no financial covenants in the DIP Credit Agreement.

The DIP Credit Agreement provides, in addition to the customary events of default provided in the Loan Agreement, for certain additional events of default in connection with the Chapter 11 Case. Upon the occurrence and continuation of such an event of default, Austin may, among other things, terminate the DIP Facility.

In connection with the DIP Credit Agreement, Haig S. Bagerdjian, the Company’s Chairman, President, Chief Executive Officer and Chief Financial Officer (the “Guarantor”), agreed to guaranty the Company’s performance under the DIP Credit Agreement (“the “Guaranty”). Pursuant to the terms of the Guaranty, the Guarantor has the right and option, but in either case not the obligation, at Guarantor’s election, to purchase all or any portion of Austin’s right, title and interest in and to the DIP Facility and related documents that Austin proposes to sell or assign, prior to such sale and assignment by Austin. In addition, at any time, Guarantor shall have the continuing right and option, but not the obligation, to purchase all of Austin’s right, title and interest in and to the DIP Facility and related documents, in which case Guarantor shall pay, in cash, to Austin the full amount of all obligations and indebtedness owed to Austin under DIP Facility and related documents.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure of the DIP Facility in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 28, 2017, the Company issued a press release announcing the matters described in Item 1.01. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1  DIP Postpetition Financing Addendum dated December 14, 2017 to the Amended and Restated Loan and Security Agreement, dated as of July 13, 2016, and Assignment and Assumption of Financing and Financing Documents, dated as of July 13, 2016, between Austin Financial Services, Inc. and the Company.

10.2  Assignment and Assumption of Financing and Financing Documents agreement among Point.360, Summit Financial Resources, L.P. and Austin Financial Services, Inc. dated July 13, 2016 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on July 13, 2016).

10.3  Amended and Restated Loan and Security Agreement dated July 13, 2016 between the Company and Austin Financial Services, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Registrant on July 13, 2016).

99.1  Press release dated December 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

December 28, 2017	By:	/s/ John Schweizer
		Name:	John Schweizer
		Title:	Vice President, Controller